UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 1, 2007

HARLEYSVILLE NATIONAL CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-15237	23-2210237
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

483 Main Street, Harleysville, Pennsylvania		19438
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	215-256-8851

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On November 5, 2007, Harleysville National Corporation issued a press release announcing shareholder approval of the previously-announced merger transaction in which Harleysville Corporation will acquire East Penn Financial Corporation. The special meeting of shareholders of East Penn Financial Corporation was held on November 1, 2007 at 6:00 PM at the Allen Organ Company, 3370 Route 100, Macungie, PA 18062.  The East Penn Financial shareholders approved and adopted the Agreement and Plan of Merger dated as of May 15, 2007, as amended August 29, 2007, between Harleysville National Corporation and East Penn Financial Corporation, which provides, among other things for the merger of East Penn Financial Corporation with and into a wholly owned subsidiary of Harleysville National Corporation, and the conversion of each share of East Penn Financial Corporation common stock outstanding immediately prior to the merger into cash or shares of Harleysville National Corporation common stock with cash in lieu of fractional shares.

Harleysville National Corporation has received all necessary regulatory approvals for completion of the merger, subject only to receiving final clearance from the Office of the Comptroller of the Currency to consummate the merger of East Penn Financial Corporation’s wholly owned bank subsidiary, East Penn Bank, with and into Harleysville National Corporation’s wholly owned national bank subsidiary, Harleysville National Bank and Trust Company.  The merger is currently expected to be effective on or about November16, 2007.

  A copy of the press release is attached as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit 99.1: Press Release issued by Harleysville National Corporation dated November 5, 2007 titled “Harleysville National Corporation Announces Merger Approval by East Penn Financial Corporation Shareholders.”

Pursuant  to  the  requirements  of  the  Securities  Exchange  Act of 1934, the Registrant  has  duly  caused  this  report  to  be  signed on its behalf by the undersigned  hereunto  duly  authorized.

HARLEYSVILLE NATIONAL CORPORATION

Dated: November 5, 2007                /s/ George S. Rapp
George S. Rapp, EVP and Chief Financial Officer

EXHIBIT INDEX

Page

Exhibit 99.1: Press Release issued by Harleysville National Corporation dated November 5, 2007 titled “Harleysville National Corporation Announces Merger Approval by East Penn Financial Corporation Shareholders”	5